===================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K/A-1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 10, 2005
 Amending Form 8-K filed with SEC on May 28, 2004

ARDENT MINES LIMITED
 (Exact name of registrant as specified in its charter)

NEVADA	000-50994	88-0471870
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1880 - 505 Burrard Street (PO Box 15)
Vancouver, British Columbia
Canada V7X 1M6
 (Address of principal executive offices and Zip Code)

(604) 681-3864
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===================================================================================

ITEM 4.01     CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     On May 21, 2004, the accounting firm of Chavez and Koch was dismissed by the Registrant's Board of Directors as the Registrant's independent auditors. During the two most recent fiscal years and interim periods, there were no disagreements on matters of accounting principles and practices, financial disclosure, or auditing scope of procedure between the Registrant and Chavez and Koch; Chavez and Koch were dismissed because the Company determined that it was in its best interests for purposes of expediency and convenience to retain a different auditor, Malone and Bailey, PLLC.

(b)     The Report of Chavez and Koch on the Registrant's financial statements as of and for the year ended June 30, 2003 and from inception did not contain an adverse, qualified or disclaimer of opinion. However, the Report did contain an explanatory paragraph wherein Chavez and Koch expressed substantial doubt about the Registrant's ability to continue as a going concern.

(c)     The Registrant's has requested Chavez and Koch to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which it does not agree. The Registrant delivered a copy of this Form 8-K report to Chavez and Koch on May 25, 2004 via facsimile. Chavez and Koch replied thereto on January 10, 2005 agreeing with the statements contained herein. A copy of the reply is attached hereto as Exhibit 16.1.

(d)     At its board meeting on May 21, 2004, the Board of Directors of the Registrant engaged Malone and Bailey, PLLC, 2925 Briarpark, Houston, Texas, as its independent auditor for its fiscal year ending June 30, 2004. Malone and Bailey accepted such appointment on May 25, 2004. Prior to their appointment, the Registrant did not consult with Malone and Bailey on any matters related to accounting or the type of opinion they may issue.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit	Document Description

	16.1	Letter from Chavez & Koch, CPA's

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of January, 2005.

ARDENT MINES LIMITED

BY:	/s/ Taras Chebountchak
Taras Chebountchak
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary/Treasurer, and a member of the Board of Directors.